INCOME ADVANTAGE
SUPPLEMENT TO THE PROSPECTUS
APRIL 30, 2003

The following information supplements the prospectus by providing more complete information regarding the purchase of a Contract as a Roth IRA.

A Roth IRA is a type of individual retirement arrangement under Section 408 of the Code ("IRA") that satisfies certain additional requirements under Section 408A of the Code. Roth IRAs are treated like IRAs in many respects, and thus much of the discussion in the prospectus relating to Contracts issued as IRAs (i.e., as Qualified Contracts) also applies to Contracts issued as Roth IRAs. However, Roth IRAs differ from other IRAs in several respects. Among the differences is that no portion of a premium payment to a Roth IRA is tax deductible, and "qualified distributions" from a Roth IRA are excludable from income. Additionally, the eligibility and mandatory distribution requirements for Roth IRAs differ from non-Roth IRAs.

Owner and Annuitant. If the Contract is used as a Roth IRA, you must be the sole Owner of the Contract and the Annuitant. If you name a Joint Annuitant, all distributions made while you are alive must be made to you. Also, if you name a Joint Annuitant who is not your spouse, the annuity income options from which you may select may be limited depending on the difference in ages between you and the Joint Annuitant. Furthermore, if you choose a guaranteed period, the length of the period may be limited in certain circumstances in accordance with certain minimum distribution requirements set forth in section 401(a)(9) of the Code, discussed further below.

Purchase Payment. Because the Contract's minimum Purchase Payment is greater than the maximum annual contribution permitted to a Roth IRA, the Contract may be purchased as a Roth IRA only by a "qualified rollover contribution" (discussed below) from another Roth IRA, or by a non-taxable transfer from another Roth IRA.

Rollovers and Transfers. A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution" from another Roth IRA, i.e., a rollover contribution from another Roth IRA that meets the IRA rollover requirements under section 408(d)(3) of the Code. In addition, a transfer may be made to a Roth IRA directly from another Roth IRA. The Contract may not be purchased as a Roth IRA with a qualified rollover contribution or a non-taxable transfer from a non-Roth IRA.

EFIAL7-03-01 June 25, 2003
1.761184.103

Qualified Distributions. Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the Owner attains age 59 1/2, (b) made after the Owner's death, (c) attributable to the Owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after (a) the first taxable year for which a contribution was made to any Roth IRA established for the Owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA (or income allocable thereto), the taxable year in which the rollover contribution was made. As mentioned above, the Contract may not be purchased as a Roth IRA with a qualified rollover contribution from a non-Roth IRA.

It should be noted that since the Contract is an immediate annuity contract, annuity income distributions under the Contract will begin within one year after a qualified rollover contribution is made to the Contract. Hence, persons considering making a qualified rollover contribution to the Contract should consult a qualified tax advisor regarding whether distributions from the Contract will satisfy the requirements of a qualified distribution.

Nonqualified Distributions. A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from a non-Roth IRA. However, such a distribution will be treated as made first from contributions to the Roth IRA to the extent that such distributions, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. Generally, all Roth IRAs are aggregated to determine the tax treatment of distributions.

Mandatory Distributions. Minimum distributions are not required from a Roth IRA while the Owner is alive. However, if the Owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the Roth IRA must be distributed in accordance with certain minimum distribution requirements set forth in section 401(a)(9) of the Code. Hence, it might be necessary in certain circumstances to modify the distributions under an annuity income option after the Owner's death in order to comply with these after-death distribution requirements under the Code. Persons intending to use the Contract as a Roth IRA should seek competent advice regarding these requirements.